Exhibit 99.2

NASDAQ
THE NASDAQ STOCK MARKET
9600 BLACK ROAD
ROCKVILLE, MD 20850

By Electronic Delivery to Gil.Fuller@us.usana.com

August 10, 2007

Mr. Gilbert A. Fuller
Chief Financial Officer
USANA Health Sciences, Inc.
3838 West Parkway Blvd.
Salt Lake City, Utah 84120

Re: USANA Health Sciences, Inc. (the Company") -- Staff Determination Nasdaq Symbol: USNA

Dear Mr. Fuller:

As discussed with Company counsel on August 9, 2007, Rule 10-01(d) under Regulation S-X of the Securities and Exchange Commission ("SEC"), requires registrants to obtain reviews of interim financial information by their independent auditors prior to the filing of their Forms 10-Q with the SEC. The reviews must be conducted by the Company's independent auditors in accordance with Statement on Auditing Standards No. 100, as amended.

In the Explanatory Note of the Company's Form 10-Q for the period ended June 30, 2007 (the "Form 10-Q"), the Company advised that, "... its independent registered public accountant, Grant Thornton LLP, resigned July 10, 2007. The timing of the resignation prevented the Company from engaging a new independent registered public accountant to review the financial statements included in this report before filing. Consequently, the accompanying consolidated financial statements as of June 30, 2007 and for the quarter ended June 30, 2007 have not been reviewed by an independent public accountant in accordance with Statement of Auditing Standards No. 100, Interim Financial Information..."

Further, the Company omitted the certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the "Certifications"), stating that the Certifications were omitted from the Form 10-Q "because the financial statements accompanying this report have not been reviewed by an independent public accountant under SAS 100." As a result, the Form 10-Q is considered incomplete. Based on the foregoing, the Company does not comply with the Marketplace Rule 4310(c)(14).(1)

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(1) Marketplace Rule 4310(c)(14) states the "[t]he issuer shall file with Nasdaq three (3) copies of all reports and other documents filed or required to be filed with the Commission. This requirement is considered fulfilled for purposes of this paragraph if the issuer files the report or document with the Commission through the Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") system. An issuer that is not required to file reports with the Commission shall file with Nasdaq three (3) copies of reports required to be filed with the appropriate regulatory authority. All required reports shall be filed with Nasdaq on or before the date they are required to be filed with the Commission or appropriate regulatory authority. Annual reports filed with Nasdaq shall contain audited financial statements."

Mr. Gilbert A. Fuller
August 10, 2007
Page 2

Accordingly, unless the Company requests an appeal of this determination as described below, trading of the Company's common stock will be suspended at the opening of business on August 21, 2007, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the "SEC"), which will remove the Company's securities from listing and registration on The Nasdaq Stock Market.

Marketplace Rule 4804(b) requires that the Company, as promptly as possible but no later than four business days from the receipt of this letter, make a public announcement through the news media which discloses receipt of this letter and the Nasdaq rules upon which it is based.(2) The Company must provide a copy of this announcement to Nasdaq's MarketWatch Department, the Listings Qualifications Department and the Listing Qualifications Hearings Department (the "Hearings Department") at least 10 minutes prior to its public dissemination.(3) For your convenience, we have enclosed a list of news services.(4)

In the event the Company does not make the required public announcement, trading in your securities will be halted, even if the Company appeals Staff's determination to a Nasdaq Listing Qualifications Panel (the "Panel") as described below.

In addition, an indicator will be broadcast over Nasdaq's market data dissemination network noting the Company's non-compliance. The indicator will be displayed with quotation information related to the Company's securities on Nasdaq.com, NasdaqTrader.com and by other third-party providers of market data information. Also, a list of all non-compliant Nasdaq companies and the reason(s) for such non-compliance is posted on our website at www.nasdaq.com. The Company will be included in this list commencing two business days from the date of this letter.

The Company may appeal Staff's determination to the Panel, pursuant to the procedures set forth in the Nasdaq Marketplace Rule 4800 Series. A hearing request will stay the suspension of the Company's securities and the filing of the Form 25-NSE pending the Panel's decision. Hearing requests should not contain arguments in support of the Company's position. The Company may request either an oral hearing or a hearing based solely on written submissions. The fee for an oral hearing is $5,00; the fee

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(2) We also note that Item 3.01 of Form 8-K requires disclosure of the receipt of this notification within four business days. See, SEC Release No. 34-49424.
(3) The notice should be submitted to Nasdaq's MarketWatch Department through the Electronic Disclosure service available at www.NASDAQ.net or facsimile at
(301) 978-8510. The facsimile numbers for Nasdaq's Listing Qualifications and Hearings Departments are (301) 978-4028 and (301) 978-8080, respectively.
(4) The Company must ensure that the full text of the required announcement is disseminated publicly. The Company has not satisfied this requirement if the announcement is published as a headline only or if the news service determines not to publish the full text of this story. Nasdaq cannot render advice to the Company with respect to the format or content of the public announcement. The following is provided only as a guide that should be modified following consultation with securities counsel: the Company received a Nasdaq Staff Determination on (DATE OF RECEIPT OF STAFF DETERMINATION) indicating that the Company fails to comply with the (STOCKHOLDERS' EQUITY, MINIMUM BID PRICE, MARKET VALUE OF PUBLICLY HELD SHARES, FILING, etc.) requirement(s) for continued listing set forth in Marketplace Rule(s)______, and that its securities are, therefore, subject to delisting from (The Nasdaq Global Select/Global/Capital Market). The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance the Panel will grant the Company's request for continued listing.

Mr. Gilbert A. Fuller
August 10, 2007
Page 3

for a hearing based on written submissions is $4,000. Please send your non-refundable hearing fee by wire transfer to "The NASDAQ Stock Market LLC" in accordance with the instructions on the attached Hearing Fee Payment Form.(5) The request for a hearing must be received by the Hearings Department no later than 4:00 p.m. Eastern Time on August 17, 2007. The request and confirmation of the wire transfer(6) should be sent to the attention of Lanae Holbrook, Chief Counsel, Nasdaq Office of General Counsel, via email at: hearings@nasdaq.com.

Please note that the suspension and delisting will be stayed only if the Hearings Department (the Rockville, MD location) receives the Company's hearing request on or before 4:00 p.m. Eastern Time on August 17, 2007.

Please refer to our website for information regarding the hearing process: http://www.nasdaq.com/about/LegalComplianceFAQs.stm#hearings.(7) If you would like additional information regarding the hearing process, please call the Hearings Department at (301) 978-8203.

Marketplace Rule 4815 prohibits communications relevant to the merits of a proceeding under the Marketplace Rule 4800 Series between the Company and the Hearings Department unless Staff is provided notice and an opportunity to participate. In that regard, Staff waived its right to participate in any oral communications between the Company and the Hearings Department. Should Staff determine to revoke such waiver, the Company will be immediately notified, and the requirements of Marketplace Rule 4815 will be strictly enforced.

If the Company does not appeal Staff's determination to the Panel, the Company's securities will not be immediately eligible to trade on the OTC Bulletin Board or in the "Pink Sheets." The securities may become eligible if a market maker makes application to register in and quote the security in accordance with SEC Rule 15c2-11, and such application (a "Form 211") is cleared.(8) Only a market maker, not the Company, may file a Form 211.

While the suspension announcement will be included on the "Daily List," which is posted and available to subscribers of www.Nasdaqtrader.com at approximately 2:00 p.m. on August 20, 2007, news of the

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(5) The Form also includes instructions for payment by check.
(6) The confirmation of the wire transfer should be provided in an electronic file such as a PDF document attached to the email request.
(7) In particular, please see the following questions pertaining to delinquency:
      - In the event a company appeals a staff determination to delist its securities based on a filing delinquency, what information should it present to the Panel?
      - In the event an investigation into the issues underlying the filing delinquency has been initiated by the company's board, audit committee or other investigative committee, what information should the company provide to the Panel?
      - How long can a company remain listed if it becomes filing delinquent because of issues related to accounting for stock options?
(8) Pursuant to NASD Marketplace Rules 6530 and 6540, a Form 211 cannot be cleared if the issuer is not current in its filing obligations.

Mr. Gilbert A. Fuller
August 10, 2007
Page 4

suspension may not be deemed publicly disseminated until the Company makes an announcement through a Regulation FD compliant means of communication.


If you have any questions, please contact Rachel Scherr, Lead Analyst, at 301-978-8072.

Sincerely,

/s/Randy Genau
----------------
Randy Genau
Associate Director
Nasdaq Listing Qualifications




Enclosures

                           DIRECTORY OF NEWS SERVICES


                               News Media Outlets*

Bloomberg Business News         MarketWire                     PrimeNewswire(SM)
Newsroom                        5757 West Century Boulevard    (A NASDAQ Company)
400 College Road East           2nd Floor                      5200 West Century Boulevard
P.O. Box 888                    Los Angeles, CA 90045          Suite 470
Princeton, NJ 08540-0888        Telephone: 800.774.9473        Los Angeles, CA 90045
Telephone: 609.750.4500         Fax: 310.846.3701              Telephone: 800.307.6627
Toll free: 800.444.2090                                        Fax: 310.642.6933
Fax: 609.897.8394                                              Web:
Email: release@Bloomberg.net                                   http://www.primenewswire.com



Business Wire                   PR Newswire                    Reuters
44 Montgomery Street            810 7th Avenue                 3 Times Square
39th Floor                      35th Floor                     New York, NY 10036
San Francisco, CA 94104         New York, NY 10036             Telephone: 646.223.6000
Telephone: 415.986.4422         Telephone: 800.832.5522        Fax: 646.223.6001
Fax: 415.788.5335               Fax: 800.793.9313



Dow Jones News Wire
Harborside Financial Center
600 Plaza Two
Jersey City, NJ 07311-3992
Telephone: 201.938.5400
Fax: 201.938.5600

*The use of any of these services will satisfy NASDAQ's listing rules that require the disclosure of specific information in a press release or public announcement through the news media.

The NASDAQ Stock Market

Hearing Payment Form

Marketplace Rule 4805(c) requires the issuer to submit a fee to cover the costs of the hearing. The fee for an oral hearing is $5,000. The fee for a written hearing is $4,000. NASDAQ requests that the fee be paid concurrently with your hearing request by wire transfer following the instructions below. If you do not have access to wire transfer, you may pay by check

Payment By Wire: Please use the following instructions and include the specific reference information provided below when transmitting your payment.

By Federal Reserve Wire                          By American Clearing House
The NASDAQ Stock Market LLC                      The NASDAQ Stock Market LLC
Bank Name:      PNC Bank                         Bank Name:      PNC Bank
Bank Address:   Philadelphia, PA                 Bank Address:   Washington D.C.
SWIFT Number:   PNCCUS33                         SWIFT Number:   PNCCUS33
ABA Number:     031000053                        ABA Number:     054000030
Beneficiary:    NASDAQ                           Beneficiary:    NASDAQ
Account Number: 5300401669                       Account Number: 5300401669
Reference:      Company name, symbol,            Reference:      Company name,
symbol,
and note that the fee is for a hearing.          and note that the fee is for a
                                                 hearing.

Payment By Check: The check must be made payable to The NASDAQ Stock Market LLC and sent under separate cover to the address provided below. Please complete this form and submit it with your payment.

COMPANY NAME                                             SYMBOL
--------------------------------------------------------------------------------

ADDRESS
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ADDRESS
--------------------------------------------------------------------------------

REMITTER NAME
--------------------------------------------------------------------------------
(IF NOT THE SAME AS THE COMPANY)

CHECK ENCLOSED IN THE AMOUNT OF $            CHECK NO.
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Please mail this form and your payment by courier/overnight to:

The NASDAQ Stock Market LLC
Office of General Counsel - Hearings
W-8015
c/o Mellon Bank
701 Market Street
Room 3490
Philadelphia, PA 19106